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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d)of
                     The Securities Exchange Act of 1994


       Date of Report (Date of Earliest Event Reported): July 27, 1998



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                                 NORTEK, INC.
            (Exact name of Registrant as specified in its charter)


          DELAWARE                   1-6112               05-0314991
 (State or other jurisdiction    (Commission File      (I.R.S. Employer
       of Incorporation)              Number)            I.D. Number)


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            50 Kennedy Plaza, Providence, Rhode Island 02903-2360
             (Address of Principal Executive Offices) (Zip Code)





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ITEM 5. Other Events

     Nortek, Inc. is filing herewith a press release issued July 27, 1998 by the Company as Exhibit 99.1 which is incorporated herein by reference. This press release was issued to report second quarter 1998 earnings.


     Nortek, Inc. is filing herewith a press release issued July 28, 1998 by the Company as Exhibit 99.2 which is incorporated herein by reference. This press release was issued to report the pricing of $210,000,000 8 7/8 Senior Notes due 2008.

     On July 27, 1998, the FTC voted to accept an Agreement Containing Consent Order providing for the divestiture of Nortek, Inc.'s M&S Systems LP, thereby terminating the waiting period with respect to its previously announced acquisition of NuTone Inc. under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Nortek, Inc. expects to consummate its acquisition of NuTone Inc. contemporaneously with its offering of $210,000,000 8 7/8 Senior Notes due 2008. Nortek, Inc. is filing herewith the Agreement Containing Consent Order accepted by the FTC on July 27, 1998 as Exhibit 99.3 which is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

    (c) Exhibits.

        Exhibit 99.1 Press release issued by Nortek, Inc. on July 27, 1998.

        Exhibit 99.2 Press release issued by Nortek, Inc. on July 28, 1998.

        Exhibit 99.3 Agreement Containing Consent Order.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NORTEK, INC.


July 28, 1998                                   By: /s/ Richard J. Harris
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Date                                          Name: Richard J. Harris
                                             Title: Vice President and Treasurer